UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007
                                                         ----------------

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-51557                   22-3493930
-----------------------------     ---------------------     -------------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)



101 JFK Parkway, Short Hills, New Jersey                          07078
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On February 1, 2007, Investors Bancorp, Inc. announced that Doreen R. Byrnes, Executive Vice President - Human Resources of Investors Savings Bank, will retire effective March 1, 2007. Ms. Byrnes has been employed by Investors Savings Bank since August 1979. Ms. Byrnes will continue to serve on the boards of directors of Investors Bancorp, Inc. and Investors Savings Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INVESTORS BANCORP, INC.



DATE:  February 2, 2007               By:  /s/ Robert M. Cashill
                                           -------------------------------------
                                           Robert M. Cashill
                                           President and Chief Executive Officer